UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 8, 2019
(August 7, 2019)

MID-AMERICA APARTMENT COMMUNITIES, INC.
MID-AMERICA APARTMENTS, L.P.
(Exact Name of Registrant as Specified in Charter)

Tennessee	001-12762	62-1543819
Tennessee	333-190028-01	62-1543816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6815 Poplar Avenue, Suite 500, Germantown, Tennessee		38138
(Address of principal executive offices)		(Zip Code)
(901)
682-6600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share (Mid-America Apartment Communities, Inc.)	MAA	New York Stock Exchange
8.50% Series I Cumulative Redeemable Preferred Stock, $.01 par value per share (Mid-America Apartment Communities, Inc.)	MAA^I	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
 12b-2
 of the Securities Exchange Act of 1934 (§
240.12b-2
 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01. Other Events.
On August 7, 2019, Mid-America Apartments, L.P. (the “Operating Partnership”) issued and sold $250,000,000 in aggregate principal amount of its 3.950% Senior Notes due 2029 (the “Notes”). The terms of the Notes are governed by the indenture dated as of May 9, 2017 (the “Indenture”) between the Operating Partnership and U.S. Bank National Association, as trustee, as amended and supplemented by the third supplemental indenture dated as of March 7, 2019 (the “Supplemental Indenture”) between the Operating Partnership and U.S. Bank National Association, as trustee. The Notes were issued as additional notes under the Indenture and the Supplemental Indenture pursuant to which the Operating Partnership previously issued $300,000,000 aggregate principal amount of its 3.950% Senior Notes due 2029 on March 7, 2019 (the “Initial Notes”). The Notes will be treated as a single series of securities with the Initial Notes under the Indenture and Supplemental Indenture and will have the same CUSIP number as, and be fungible with, the Initial Notes.
The Notes bear interest at 3.950% per annum. Interest is payable semi-annually in arrears on each March 15 and September 15, commencing on September 15, 2019. The Notes will mature on March 15, 2029.
At any time prior to December 15, 2028 (three months prior to the maturity date of the Notes), the Operating Partnership will have the right, at its option, to redeem the Notes, in whole or in part, at any time and from time to time, by paying a “make-whole” premium, plus accrued and unpaid interest to, but not including, the date of redemption. In addition, on or after December 15, 2028, the Operating Partnership will have the right, at its option, to redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but not including, the date of redemption.
Upon the occurrence of an event of default with respect to the Notes, which includes payment defaults, defaults in the performance of certain covenants, and bankruptcy and insolvency related defaults, the Operating Partnership’s obligations under the Notes may be accelerated, in which case the entire principal amount of the Notes would be immediately due and payable.
The foregoing description of the Notes is qualified in its entirety by the full text of the Supplemental Indenture which is included as Exhibit 4.2 to the Operating Partnership’s Current Report on Form 8-K filed on March 7, 2019 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)
Exhibits
.

Exhibit No.	Description of Exhibit

4.1
Indenture, dated as of May 9, 2017, by and between Mid-America Apartments, L.P. and U.S. Bank National Association (filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on May 9, 2017 and incorporated herein by reference)

4.2
Third Supplemental Indenture, dated as of March 7, 2019, by and between Mid-America Apartments, L.P. and U.S. Bank National Association (filed as Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed on March 7, 2019 and incorporated herein by reference)

5.1	Opinion of Bass, Berry & Sims PLC

23.1	Consent of Bass, Berry & Sims PLC (included in Exhibit 5.1)

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date: August 8, 2019	By:	/s/ Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

MID-AMERICA APARTMENTS, L.P.

Date: August 8, 2019	By:	Mid-America Apartment Communities, Inc.,
its general partner

	By:	/s/ Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)